Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

            Subject to Completion, dated June 27, 1997

PROSPECTUS
____________, 1997

                        [Logo]

                     Kopp Funds

               Kopp Emerging Growth Fund

          7701 France Avenue South, Suite 500
                Edina, Minnesota  55435
              Telephone:  1-888-________
              Facsimile:  1-612-________
              Website:  www.koppfunds.com



        Kopp  Funds ("Corporation") is an  open-end,
non-diversified management investment company, commonly
referred   to   as  a  mutual  fund.   The  Corporation
currently  comprises one portfolio:  the Kopp  Emerging
Growth  Fund ("Fund").  The Fund's investment objective
is  long-term capital appreciation.  The Fund seeks  to
achieve its investment objective by investing primarily
in  common  stocks  of companies that  Kopp  Investment
Advisors  ("Advisor") believes have the  potential  for
superior  growth.  When  the  Fund's  assets  total  $1
billion, no new accounts, other than certain qualified retirement plan accounts, will be accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your account through new purchases, including purchases through reinvestment of dividends or capital gains distributions.

     You  may  invest in the Fund by purchasing  either
Class  A  or  Class  I  shares.   Fund  shares  may  be
purchased at a price equal to their net asset value (i) plus an initial charge imposed at the time of purchase
("Class A shares") or (ii) without any initial sales charge if the minimum investment is $5 million ("Class
I shares"). Certain purchasers of Class A shares may have the initial sales charge waived but become subject to a contingent deferred sales charge ("CDSC") on early redemptions of the shares. The Class A shares are also subject to a Rule 12b-1 plan pursuant to which an aggregate annual fee of 0.35% is charged on the average net assets of the Fund attributable to that class.

     The  Fund  is a long-term investment, intended  to
complement   your  other  investments.  Under   federal
securities laws, the Fund is "not diversified."   As  a
result, it may be more vulnerable than a "diversified" fund to fluctuations in the value of the companies in the Fund's portfolio.

     This  Prospectus contains information  you  should
consider before you invest in the Fund.  Please read it
carefully   and  keep  it  for  future  reference.    A
Statement  of  Additional Information ("SAI")  for  the
Fund,   dated   __________,  1997,   contains   further
information,  is  incorporated by reference  into  this
Prospectus, and has been filed with the Securities  and
Exchange  Commission ("SEC").  The SAI,  which  may  be
revised from time to time, is available without  charge
upon  request  to  the above-noted  address,  telephone
number, or website.
                 ____________________

     THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED   OR
DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION
OR   ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
SECURITIES  AND  EXCHANGE  COMMISSION  OR   ANY   STATE
SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR
ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

INVESTOR EXPENSES

     The following information is provided to help you
understand the various costs and expenses that you, as
an investor in the Fund, will bear directly or
indirectly.
                                                  Class A      Class I
                                                  ($5,000      ($5 million
                                                  minimum)     minimum)
Shareholder Transaction Expenses(1)

Maximum sales charge imposed on purchases
 (as a percentage of offering price)               3.50%(2)     None
Maximum  sales  charge  imposed on
 reinvested  amounts                               None         None
Deferred sales charge imposed
 on redemptions (as  a percentage of
 amount redeemed)                                  1.00%(3)     None
Redemption fee                                     None         1.00%(4)
Exchange fee                                       None         None

Annual Fund Operating Expenses
 (after waivers or reimbursements)
 (as a percentage of average net assets)

Management fee                                     1.00%   1.00%
Rule 12b-1 fees(5)
   Distribution fees                               0.10%   None
   Shareholder servicing fees                      0.25%   None
Other expenses(6)                                  0.15%   0.15%
Total operating expenses(6)                        1.50%   1.15%
____________

(1)In  addition  to  these expenses,  shareholders  who
   choose  to  redeem shares by wire will be charged  a
   $12 service fee.  See "Your Account."
(2)This  sales  charge  is  the maximum  applicable  to
   purchases of Class A shares.  Certain investors  may
   not  have  to  pay  this sales charge,  and  reduced
   sales    charges   are   available   under   certain
   circumstances.  See "Your Account."
(3)A  CDSC  of  1%  may  be imposed on  redemptions  of
   certain  Class A shares which were purchased without
   a  sales  charge and redeemed within  24  months  of
   purchase.  See "Your Account."
(4)A   redemption   fee  of  1%  may  be   imposed   on
   redemptions of Class I shares made within 24  months
   of  purchase.  This fee becomes the property of  the
   Fund.
(5)See  "Distribution and Shareholder  Servicing  Plan"
   for  detailed information relating to the Rule 12b-1
   distribution   and   shareholder   servicing    plan
   ("Plan").  The Rule 12b-1 fee applicable to Class  A
   shares  is  currently set at 0.35%  of  the  average
   daily net asset value; however, the Plan allows  the
   Fund  to pay up to 0.50% in such fees.  Furthermore,
   while  the Fund currently has no intention of paying
   any  Rule 12b-1 fees in connection with the Class  I
   shares, the Plan allows the Fund to pay up to  0.50%
   in   such   fees.   Consistent  with  the   National
   Association  of Securities Dealers, Inc.'s  ("NASD")
   rules,   Rule  12b-1  fees  could  cause   long-term
   investors of the Fund to pay more than the economic equivalent of the maximum front-end sales charges permitted under those rules.

(6)For  the  fiscal  year  ending September  30,  1998,
   Advisor  has  agreed  to waive  its  management  fee
   and/or  reimburse the Fund's operating  expenses  to
   the  extent necessary to ensure that (i)  the  total
   operating  expenses for the Class A  shares  do  not
   exceed  1.50% and (ii) the total operating expenses
   for  the Class I shares do not exceed 1.15%.  "Other
   expenses"  have  been  estimated  for  the   current
   fiscal  year since the Fund did not begin operations
   until  October ___, 1997, and are presented  net  of
   reimbursements.  Absent these reimbursements,  other
   expenses and total operating expenses for the  Class
   A  shares  are  estimated to  be  0.40%  and  1.75%,
   respectively,   and   other   expenses   and   total
   operating  expenses  for  the  Class  I  shares  are
   estimated to be 0.40% and 1.40%, respectively.   For
   additional information, see "Fund Organization and Management."

Example

     You  would pay the following expenses on a  $1,000
investment, assuming a 5% annual return.


                   Class A(1)+  Class A(1)++  Class I(2)+  Class I+++

       After 1 year    $50           $26          $22         $12
       After 3 years   $81           $47          $37         $37
     __________

     +  Assumes redemption at end of period.
     ++ Assumes redemption at end of period
        and payment of no initial sales charge.
     +++Assumes no redemption at end of period.
    (1)Only the 3.50% maximum sales charge
       imposed on purchases of Class A shares is reflected in the Example.
    (2)The 1% redemption fee imposed on certain redemptions of Class I shares is reflected in the Example.

     The Example is based on the above-described "Total
operating  expenses."  The amounts in the  Example  may
increase  absent  waivers or reimbursements.   REMEMBER
THAT   THE   EXAMPLE  SHOULD  NOT  BE   CONSIDERED   AS
REPRESENTATIVE  OF  PAST OR FUTURE  EXPENSES  AND  THAT
ACTUAL  EXPENSES  MAY  BE HIGHER OR  LOWER  THAN  THOSE
SHOWN.   The assumption in the Example of a  5%  annual
return is required by SEC regulations.  The assumed  5%
annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

CONTENTS

INVESTOR EXPENSES                              INSIDE FRONT COVER

HIGHLIGHTS                                                      5

INVESTMENT STRATEGY                                             7

IMPLEMENTATION OF POLICIES AND RISKS                            7

INVESTMENT OBJECTIVE AND RESTRICTIONS                           8

PRIOR PERFORMANCE OF INVESTMENT ADVISOR                        11

FUND ORGANIZATION AND MANAGEMENT                               14

YOUR ACCOUNT                                                   22

DETERMINATION OF NET ASSET VALUE                               22

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN                    23

TAX-SHELTERED RETIREMENT PLANS                                 24

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       24

FUND PERFORMANCE                                               25

ADDITIONAL INFORMATION                         OUTSIDE BACK COVER


     No   person  has  been  authorized  to  give   any
information or to make any representations other than those contained in this Prospectus and the SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

HIGHLIGHTS

What is the objective of the Fund?

     The Fund's goal is long-term capital appreciation.
The  Fund  seeks  to  achieve  its  goal  by  investing
primarily  in  common stocks of companies that  Advisor
believes  have  the  potential  for  superior   growth.
Advisor will not consider dividend income in the selection of investments. See "Investment Strategy" and "Investment Objective and Restrictions."

In what types of companies/securities will the Fund invest?

      Advisor  intends to invest primarily in  emerging
and  re-emerging companies with small-to-medium  market
capitalizations   and   significant    potential    for
accelerating earnings growth. Advisor believes that, as part of a complete investment program, these types of companies may present an opportunity for significant long-term appreciation in an investor's wealth.

     Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund's assets may be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of cash and/or invest more assets in money market instruments deemed by Advisor to be consistent with a temporary defensive posture. The Fund may but does not intend to leverage its assets or invest in options, futures, derivative contracts, or other exotic securities or arrangements. See "Implementation of Policies and Risks."

What are the potential risks of investing in the Fund?

     Because the Fund will invest primarily in small-to-
medium  capitalization stocks, which are more  volatile
than investments in larger companies, you should expect
that  the  value  of  the Fund's shares  will  be  more
volatile  than  the shares of a fund  that  invests  in
larger capitalization stocks.  Thus, especially in  the
short term, the share price will fluctuate and may,  at
redemption,  be worth more, or less, than  the  initial
purchase  price.   In addition, because  the  Fund  has
elected not to be subject to the diversification  rules
of  the  Investment  Company Act of  1940,  as  amended
("1940  Act"),  a relatively larger percentage  of  the
Fund's  assets  may  be invested  in  relatively  fewer
companies than is typical of other mutual funds.   This
concentration  may  increase volatility.   Because  the
Fund intends to qualify as a regulated investment company under federal income tax laws, it will be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended ("Code").

      Other risks associated with investing in the Fund include:

                   Certain  securities may be  difficult  or
       Liquidity   impossible  to sell at the time  and  the
       Risk:       price that the Fund seeks.

                   Market The  market value of a security may  move
       Risk:       up   and  down,  sometimes  rapidly   and
                   unpredictably due to sector rotation or other market trends.

                   An  investment opportunity may be  missed
       Opportunity because  the  assets  necessary  to  take
       Risk: advantage of it are tied up in less advantageous investments.

                   A strategy used by Advisor may fail to Management produce the intended result.
       Risk:

See "Implementation of Policies and Risks."

Is an investment in the Fund appropriate for me?

     The Fund is suitable for long-term investors only.
It is not a short-term investment vehicle.An investment in the Fund may be appropriate if you:

         seek long-term capital appreciation;
         seek a mutual fund for the aggressive equity portion of your portfolio;

         have no immediate financial requirements for this
          investment; and
         are willing to accept a high degree of volatility.

      The  Fund is designed for investors who have  the
financial ability to undertake greater risk in exchange
for  the opportunity to realize greater financial gains
in   the   future.   See  "Investment   Objective   and
Restrictions."

Who will manage my investment?

      Kopp  Investment  Advisors serves  as  investment
advisor  to  the  Fund.  As of June 13,  1997,  Advisor
managed   over   $3   billion   for   individual    and
institutional  clients.   See  "Fund  Organization  and
Management."

How can I buy or redeem Fund shares?

     Class A shares are offered at net asset value plus
a maximum initial sales charge of 3.50% of the offering
price.   The sales charge may be waived and/or  reduced
under certain circumstances.  If purchased with a sales
load, Class A shares may be redeemed at net asset value
without the payment of a redemption charge.  A CDSC  of
1%  may  be imposed upon redemptions of Class A  shares
made  within 24 months of purchase if the purchase  was
exempt from the initial sales charge because the amount
of  the  purchase was between $1 and $5  million.   For
minimum  investments of $5 million, Class I  shares  of
the  Fund are offered without a sales charge.  However,
a  1% redemption fee may be imposed upon Class I shares
sold  within  24 months of purchase.  In addition,  the
Fund   has   adopted  a  distribution  and  shareholder
servicing plan under Rule 12b-1 of the 1940 Act, which authorizes the Fund to pay a yearly distribution fee of up to 0.25% and a yearly shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to each class. For the foreseeable future the Fund (i) intends to pay distribution fees of 0.10% and servicing fees of 0.25% of the average daily net assets attributable to the Class A shares and (ii) intends to pay no Rule 12b-1 fees with respect to the Class I shares. See "Your Account" and "Distribution and Shareholder Servicing Plan."

     The  minimum initial investment in Class A  shares
is  $5,000  ($2,000  for retirement accounts),  with  a
minimum  subsequent investment of  $100.   The  minimum
initial  investment in Class I shares  is  $5  million,
with no minimum subsequent investment requirement.  The
minimum   initial   investment  using   the   Automatic
Investment Plan, which is only available for purchases of Class A shares, is $3,000 with a minimum automatic monthly investment of $50. These minimums may be changed or waived at any time by the Fund. See "Your
Account."

What is the policy regarding dividends and other distributions?

     You  should  not  expect income  from  this  Fund.
However,  as required by law, to avoid double taxation,
the  Fund will distribute substantially all of its  net
realized  capital gains and net investment  income,  if
any,  to  shareholders  annually  in  the  form  of   a
distribution and/or dividend, taxable to you as capital
gain  or  ordinary income.  In the absence of  specific
instructions   to   the  contrary,  distributions   and
dividends will be reinvested in additional Fund  shares
and will not be available for the payment of taxes.  To
the  extent  possible, Advisor intends to minimize  tax
consequences  to  investors  by  minimizing   portfolio
turnover.   See "Dividends, Capital Gains Distributions
and Tax Treatment" and "Implementation of Policies and Risks."

Who should I contact if I have questions?

     Any   questions  or  communications  regarding   a
shareholder   account  should  be  directed   to   your
registered   representative  at   your   broker-dealer.
General inquiries regarding the Fund can be directed either to your investment professional or to the Fund at the address, telephone number, or website listed on the cover page of this Prospectus.

INVESTMENT STRATEGY

     Advisor seeks investments in high-growth companies
that  have  market  capitalizations  of  less  than  $2
billion.   Advisor's general strategy is  to  be  fully
invested, holding securities for their long-term growth
potential  over  a  three-  to  five-year  time  frame.
Although  Advisor's  investment strategy  is  based  on
company  fundamentals, companies considered by  Advisor
to  be  "high growth" are often in the same or  related
market sectors.  Thus, the Fund may be heavily invested
in   a   single  sector.  One  sector,  however,   like
technology,   may   include  numerous   subsectors   or
industries,    like   networking,   telecommunications,
software,  semiconductors,  or  voice-processing.   The
Fund  may  be  concentrated in one sector, while  being
diversified among several industries.  In addition, the
Fund  may  take relatively large positions in a  single
issuer.   To  the  extent the Fund is concentrated,  it
will be susceptible to adverse economic, political, regulatory, or market developments affecting a single sector, industry or issuer.

     When  making  purchase  decisions  for  the  Fund,
Advisor uses a "buy discipline" that involves three key
components:   research,  fundamentals,  and  valuation.
Advisor   gathers  research  on  potential   investment
candidates from a wide variety of sources.  To  further
qualify    prospective   investments,    it    analyzes
information    from   corporate   contacts,    industry
conferences, and visits with company management.   Once
the research phase is complete, Advisor reviews certain
fundamental  attributes  that  it  believes   a   "buy"
candidate  should  possess,  including  (i)  management
excellence, (ii) leading industry position or  product,
(iii)  projected annual revenue or sales growth of  15%
or  more and projected earnings growth of 20% or  more,
(iv)    significant   investment   in   research    and
development,   and   (v)  strong   financial   position
including a low debt to total capital ratio.   Finally,
Advisor values companies by considering price to  sales
ratios  and  price  to earnings ratios  within  a  peer
group.   The  price  to earnings ratio  relative  to  a
company's  forecasted growth rate is the most important
measure  in Advisor's quantitative analytical  process.
Advisor  then constructs a list of securities  for  the
Fund and purchases them when their prices are within  a
pre-determined   range.   Companies    are    monitored
continually for variations from expectations.

     Advisor makes sell decisions for the Fund based on
a    number    of    factors,   including   significant
deterioration  in a company's underlying  fundamentals,
strong    price   appreciation   which   suggests    an
overweighted position or overvalued security, change in theme or sector orientation, or better relative value in other securities.

IMPLEMENTATION OF POLICIES AND RISKS

      In implementing its investment strategy, the Fund
may   use   the  following  securities  and  investment
techniques.   Some of these securities  and  investment
techniques involve special risks, which are described below, elsewhere in this Prospectus, and in the Fund's
SAI.

Common Stocks and Other Equity Securities

      The  Fund will invest in common stocks and  other
equity securities.  Other equity securities may include
depositary  receipts and warrants and other  securities
convertible or exchangeable into common stock.   Common
stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Small Capitalization Companies

      Not  only will the Fund invest in common  stocks,
but  it will invest a substantial portion of its assets
in   the  common  stocks  of  small  companies.   While
companies  with  a smaller market capitalizations  have
the potential for significant capital appreciation, the
equity  securities  of  these  companies  also  involve
greater  risks than larger, more established companies.
Small-cap  companies may lack the management experience
or depth, financial resources, product diversification,
and  competitive strength of large-cap companies.   The
market for small-cap securities is generally less liquid and subject to greater price volatility than the market for large-cap securities.

Non-Diversification and Sector Concentration

     As a "non-diversified" fund, the Fund is permitted
to  invest  its  assets  in a more  limited  number  of
issuers  than  other investment companies.   Under  the
Code, however, for income tax purposes the Fund (i) may
not   invest  more  than  25%  of  its  assets  in  the
securities  of any one company or in the securities  of
any two or more companies controlled by the Fund which,
pursuant  to regulations under the Code, may be  deemed
to  be  engaged in the same, similar, or related trades
or  businesses  and (ii) with respect  to  50%  of  its
assets,  may not invest more than 5% of its  assets  in
the  securities of any one company and may not own more
than  10%  of  the outstanding voting securities  of  a
single company.  Thus, as a "non-diversified" fund, the
Fund  may  invest  up  to 50%  of  its  assets  in  the
securities of as few as two companies, up to 25%  each,
so  long as the Fund does not control the two companies
or  so  long  as  the  two  companies  are  engaged  in
different  businesses, and up to 50% of its  assets  in
the  securities of as few as ten companies,  up  to  5%
each, so long as the Fund does not own in excess of 10%
of   any  company's  outstanding  voting  stock.   This
practice involves an increased risk of loss to the Fund if the market value of a security should decline or its issuer were otherwise unable to meet its obligations.

     The  Fund intends to invest more than 25%  of  its
assets in securities of companies in one or more market
sectors, such as the technology or health-care  sector.
A market sector may be made up of companies in a number
of   different   industries.   The   Fund   will   only
concentrate  its  investments in  a  particular  market
sector   if   Advisor  believes  that   the   potential
investment   return  justifies  the   additional   risk
associated with concentration in that sector.

Portfolio Turnover

     A  change in the investments held by the  Fund  is
known  as  "portfolio  turnover."   Portfolio  turnover
generally  involves some expense to the Fund, including
brokerage  commissions  or dealer  mark-ups  and  other
transaction  costs  on  the  sale  of  securities   and
reinvestment  in  other  securities.   Such  sales  may
result in realization of taxable capital gains.   Under
normal market conditions, the anticipated portfolio turnover rate for the Fund is expected to be under 50% annually.

Temporary Strategies

     Pending  investment of proceeds from new sales  of
Fund  shares, to meet ordinary daily cash needs and  to
retain  the flexibility to respond promptly to  changes
in  market  and economic conditions, Advisor  may  hold
cash  and/or  invest  all or a portion  of  the  Fund's
assets  in  money market instruments, which are  short-
term  fixed  income securities issued  by  private  and
governmental institutions.  It is impossible to predict
when   or   for  how  long  Advisor  may  employ   such
strategies.  Money market instruments in which the Fund
may  invest include securities issued or guaranteed  by
the  U.S.  government or its agencies (Treasury  bills,
notes,  and  bonds); obligations of  banks  subject  to
regulation  by  the  U.S.  government;  obligations  of
savings banks and savings and loan associations;  fully
insured certificates of deposit; commercial paper rated
within  the  two  highest grades by  Moody's  Investors
Service,   Inc.  ("Moody's")  or  Standard   &   Poor's
Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated Aaa by Moody's or AAA by S&P; and securities issued by registered investment companies holding themselves out as money market funds. See the SAI for a more detailed description of the money market instruments in which the Fund may invest.

Investment Objective AND Restrictions

      The  Fund's investment objective is to seek long-
term  capital appreciation.  This investment  objective
is   fundamental   and   cannot  be   changed   without
shareholder  approval.  Under normal market conditions,
the  Fund  will  attempt to achieve this  objective  by
investing  at  least  65%  of  its  assets  in   equity
securities  consisting primarily of  common  stocks  of
emerging   and  re-emerging  companies.   In   general,
investments in these types of companies involve greater
risks   than   investments  in  established  companies.
Because  of  the  risks  inherent  in  this  investment
strategy, there can be no assurance that the Fund  will
meet  its  investment objective or that shares  in  the
Fund   will  be  worth  more  at  redemption  than   at
acquisition.   The Fund may also hold  cash  and  money
market instruments to provide the Fund with liquidity and flexibility.

     In   addition,   the  Fund  has  adopted   certain
fundamental investment restrictions on its investments and other activities that, like the Fund's investment objective, may not be changed without shareholder approval.

       Limitation on Industry Concentration: The Fund may not invest more than 25% of its assets in securities of companies in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

       Limitation on "Senior Securities": The Fund may not issue senior securities, except as permitted under the 1940 Act.

     These    fundamental   investment    restrictions,
together with all of the Fund's fundamental investment restrictions and non-fundamental investment policies, are described in greater detail in the Fund's SAI.

PRIOR PERFORMANCE OF INVESTMENT ADVISOR

     The following table shows Advisor's historical composite performance data for all actual, fee paying, discretionary private accounts managed by Advisor, for the periods indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Since inception of Advisor through 1996, these accounts have shown an annual return of approximately 36%. The private accounts that are included in Advisor's composite are not subject  to
the same types of expenses to which the Fund is subject
nor to the specific tax restrictions and investment limitations imposed on the Fund by the Code and the
1940  Act.  Consequently, the performance results   for
Advisor's  composite  could  have   been adversely
affected if the private accounts included  in the
composite   had  been  regulated  as   investment companies
under the federal tax and securities laws. The data is provided to illustrate the past performance of Advisor in managing substantially similar accounts as measured against specified market indices and does not represent
the performance of the Fund.   Investors should not consider
this performance data as an indication of the future performance of the Fund or Advisor.

     Advisor's   performance   information   has   been
calculated in accordance with recommended standards  of
the  Association for Investment Management and Research
("AIMR"),  retroactively applied to all  time  periods.
All returns presented were calculated on a total return
basis  and include all dividends and interest, if  any,
accrued  income,  if any, and realized  and  unrealized
gains and losses.  All returns reflect the deduction of
investment  advisory fees, brokerage  commissions,  and
execution  costs  paid by Advisor's  private  accounts,
without  provision for federal or state  income  taxes.
Custodial  fees,  if  any, were  not  included  in  the
calculation.   Cash  and equivalents  are  included  in
performance   returns.   Total  return  is   calculated
monthly in accordance with the "time-weighted" rate  of
return  method  provided  for by  the  AIMR  standards,
accounted  for on a trade-date and accrual  basis.   No
leveraged positions were utilized. Principal additions and withdrawals are weighted in computing the monthly returns based on the timing of these transactions. The monthly returns are geometrically linked to derive annual total returns.

          Private Account Performance History

     Year  1st Qtr  2nd Qtr  3rd Qtr  4th Qtr   Annual
                                                Return
     1990  *        *        -26.89%  28.72%   *
     1991  32.80%   4.35%    10.68%   31.51%   101.42%
     1992  -10.76%  -4.18%   17.49%   33.80%   34.43%
     1993  -2.37%   30.38%   21.19%   2.74%    58.49%
     1994  -10.53%  -6.70%   22.14%   23.52%   25.95%
     1995  5.32%    17.00%   13.96%   -7.16%   30.37%
     1996  -0.37%   9.54%    1.12%    0.20%    10.58%
     1 Year Rate of Return (12/31/95 -         10.58%
     12/31/96)
     3 Year Rate of Return - Annualized        22.00%
     (12/31/93 - 12/31/96)
     5 Year Rate of Return - Annualized        31.07%
     (12/31/91 - 12/31/96)
     * Not applicable

                Growth of a Unit Value
         December 31, 1991 - December 31, 1996

     The graphic on page 10 of the Prospectus contains a chart which plots the 5 year growth of $10,000 invested on December 31, 1991. The graphic compares the Advisor's composite performance of this investment to the Russell 2000. The plot points for the graphic are as follows (numbers are in thousands):

           Time Period           Advisor      Russell 2000

                  12-31-91        10.00          10.00
      12-31-91 to 03-31-92         8.92          10.73
      03-31-92 to 06-30-92         8.55           9.93
      06-30-92 to 09-30-92        10.05          10.16
      09-30-92 to 12-31-92        13.44          11.64
      12-31-92 to 03-31-93        13.12          12.07
      03-31-93 to 06-30-93        17.11          12.29
      06-30-93 to 09-30-93        20.74          13.32
      09-30-93 to 12-31-93        21.31          13.61
      12-31-93 to 03-31-94        19.06          13.22
      03-31-94 to 06-30-94        17.79          12.65
      06-30-94 to 09-30-94        21.72          13.49
      09-30-94 to 12-31-94        26.83          13.18
      12-31-94 to 03-31-95        28.26          13.73
      03-31-95 to 06-30-95        33.06          14.93
      06-30-95 to 09-30-95        37.68          16.34
      09-30-95 to 12-31-95        34.98          16.64
      12-31-95 to 03-31-96        34.85          17.42
      03-31-96 to 06-30-96        38.18          18.25
      06-30-96 to 09-30-96        38.60          18.24
      09-30-96 to 12-31-96        38.68          19.09

     Advisor Composite Performance (US$)
     RUSSELL 2000 (US$)

         Average Annualized Return in Percent

   Period Ending
 December 31, 1996     Advisor Composite        Russell 2000
                          Performance
       1 Year                10.58%                14.76%
       2 Years               20.07%                20.35%
       3 Years               22.00%                11.93%
       4 Years               30.24%                13.18%
       5 Years               31.07%                13.81%
       6 Years               40.80%                18.32%

                Annualized Rate of Return

        December 31, 1991, through December 31, 1996

     The graphic on page 11 of the Prospectus contains a bar chart which shows the annualized rate of return from December
31, 1991 through December 31, 1996 for the Advisor Composite versus the NASDAQ OTC Index, the Russell 2000 and the S&P 500 Index. The annualized rate of return for the Advisor Composite was 31.07% versus 17.10%, 13.81% and 15.20% for the NASDAQ OTC Index, the Russell 2000 Index and the S&P 500 Index, respectively.

     Advisor Composite Performance (US$)
     RUSSELL 2000 (US$)

FUND ORGANIZATION AND MANAGEMENT

Organization

      The  Fund  is  a  series of  common  stock  of  a
corporation,   Kopp  Funds,  Inc.  ("Corporation"),   a
Minnesota  company incorporated on June 12, 1997.   The
Corporation  is  authorized to issue shares  of  common
stock  in  series  and classes.  Each share  of  common
stock  of  each class of shares of the Fund is entitled
to  one vote, and each share is entitled to participate
equally in dividends and capital gains distributions by
the  respective  class of shares and  in  the  residual
assets  of the respective class of shares in the  event
of  liquidation.  However, each class of  shares  bears
its  own expenses, is subject to its own sales charges,
if  any,  and  has exclusive voting rights  on  matters
pertaining to the Rule 12b-1 plan as it relates to that
class.  No certificates will be issued for shares  held
in   your  account.   You  will,  however,  have   full
shareholder rights.  Generally, the Fund will not  hold
annual  shareholders' meetings unless required  by  the
1940  Act.   As of __________, 1997, _________________,
owned a controlling interest in the Fund.

Management

     Under  the  laws  of the State of  Minnesota,  the
Board  of  Directors of the Corporation is  responsible
for managing its business and affairs.  The Corporation
has  entered into an Investment Advisory Agreement with
Advisor   under  which  Advisor  manages   the   Fund's
investments  and  business  affairs,  subject  to   the
supervision  of the Corporation's Board  of  Directors.
Kopp Holding Company ("KHC"), which is wholly-owned  by
LeRoy   C.   Kopp,  provides  office  space   for   the
Corporation and pays the salaries, fees and expenses of
all   the   Corporation's   officers   and   interested
directors.

     Advisor.  Advisor is a Minnesota corporation which
was organized in March 1990.  Advisor is a wholly-owned
subsidiary of KHC and controlled by LeRoy C. Kopp,  the
President  and Chief Investment Officer of Advisor  and
the  sole  shareholder  of KHC.  Under  the  Investment
Advisory  Agreement, the Corporation  pays  Advisor  an
annual  management fee of 1.00% of the  Fund's  average
daily  net assets attributable to each class of shares.
The  advisory  fee is accrued daily and  paid  monthly.
For  the fiscal year ending September 30, 1998, Advisor
has agreed to waive its management fee and/or reimburse
Fund  operating  expenses to the  extent  necessary  to
ensure  that (i) the total operating expenses  for  the
Class A shares do not exceed 1.50% of average daily net
assets  and (ii) the total operating expenses  for  the
Class I shares do not exceed 1.15% of average daily net
assets.    Total  operating  expenses  exclude   taxes,
interest,  and  extraordinary expenses.   After  fiscal
1998, Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its fee and/or reimburse all or a portion of class operating expenses. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable class and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

     Portfolio Managers. The following individuals are co-managers of the Fund:

     President and Chief Investment Officer of Advisor,
LeRoy  C.  Kopp  is  a graduate of  the  University  of
Minnesota,  where he received a Bachelor's Degree  with
Distinction  in  Business  Administration.   Prior   to
founding Advisor in 1990, Mr. Kopp spent 30 years  with
Dain  Bosworth  Inc., where he was the manager  of  the
Edina,  Minnesota branch and a Senior  Vice  President.
Mr.   Kopp  has  received  a  number  of  business  and
community  honors and awards, including  Upper  Midwest
Entrepreneur of the Year for Emerging Companies.

     Senior   Vice  President  of  Advisor,  Sally   A.
Anderson  graduated from Northwestern University,  from
which     she     holds    a    B.S.    in     Business
Administration/Finance. Prior to joining Advisor in 1991, Ms. Anderson served as Assistant Director of
Research for Dain Bosworth Inc., with whom she was associated for 26 years. Ms. Anderson is a Chartered
Financial  Analyst  and a member  of  the  Twin  Cities
Society of Security Analysts, where she served as President in 1997.


     Vice President of Advisor, Steven F. Crowley is  a
graduate of the University of Chicago, where he  earned
a  B.A. in Economics.  Before joining Advisor in  1994,
Mr.  Crowley was Executive Vice President and  Director
of   Research  at  Summit  Investment  Corporation   in
Minneapolis,  Minnesota, a position  he  held  for  one
year,  where  he served as the Senior Analyst  covering
emerging   growth   companies  in  the   health   care,
environmental,  and  technology sectors.  For four years
before that, Mr. Crowley was a Vice President  of
Research at Craig Hallum, Inc., in Minneapolis.  He has
also   been  associated  with  J.P.  Morgan  Investment
Management  and  Market Guide, Inc.  in  an  investment
research   capacity.   Mr.  Crowley  is   a   Chartered
Financial  Analyst  and a member  of  the  Twin  Cities
Society of Security Analysts.

Custodian and Transfer Agent

     Firstar   Trust   Company  ("Firstar")   acts   as
custodian  of  the Fund's assets ("Custodian")  and  as
dividend-disbursing and transfer  agent  for  the  Fund
("Transfer   Agent").   Firstar  serves  as  custodian,
transfer   agent,  or  both  to  over  295   registered
investment  companies, representing  approximately  $68
billion in total assets.

Administrator

     Pursuant  to  an Administration Agreement  and  an
Accounting  Servicing Agreement, Firstar also  performs
accounting  and  certain compliance and  tax  reporting
functions   for   the  Fund.   For  its  administration
services,  Firstar  receives  from  the  Fund  a   fee,
computed daily and payable monthly based on the  Fund's
average net assets at the annual rate of .06 of  1%  on
the  first  $100 million, .05 of 1% on  the  next  $100
million, and .03 of 1% on average net assets in excess of $400 million, subject to an annual minimum of $50,000, plus out-of-pocket expenses.

Distributor

     Centennial   Lakes  Capital,  Inc.,  a  registered
broker-dealer  and  affiliate  of  Advisor,   acts   as
distributor  of the Fund's shares ("Distributor").   As
compensation for its services, the Distributor may retain a portion of (i) the initial sales charge from purchases of Class A shares, (ii) the CDSC from redemptions of Class A shares, if applicable, and (iii) the Rule 12b-1 fees payable with respect to Class A shares.

     From  time  to time, the Distributor may implement
programs  to  promote the sale of Class A shares  under
which  a broker or dealer's sales force may be eligible
to  win  nominal  awards for certain sales  efforts  or
under  which the Distributor will reallow to any broker
or  dealer  that  sponsors  or  participates  in  sales
contests  or recognition programs all or a  portion  of
the   total  applicable  sales  charges  on  the  sales
generated  by  the  broker  or  dealer  at  the  public
offering  price  during such programs.   Also,  in  its
discretion,  the  Distributor may from  time  to  time,
pursuant to objective criteria it establishes, pay fees
to,  and  sponsor  business  seminars  for,  qualifying
brokers  or  dealers for certain services or activities
which  are  primarily intended to result  in  sales  of
Class  A  shares.  Fees may include payment for  travel
expenses,  including  lodging, incurred  in  connection
with  trips taken by invited registered representatives
and  members of their families to locations  within  or
outside the United States for meetings or seminars of a
business  nature.   All of the foregoing  payments  are
made  by the Distributor out of its own assets.   These
programs  will not change the price you  will  pay  for
shares  or  the amount that the Fund will receive  from
such   a   sale.    No  such  programs  or   additional
compensation  will be offered to the extent  that  they
are  prohibited by the laws of any state or  any  self-
regulatory   agency   with   jurisdiction   over    the
Distributor, such as the NASD.

Fund Expenses

      The  Fund  is  responsible for its own  expenses,
including    interest   charges;    taxes;    brokerage
commissions;  organizational  expenses;   expenses   of
registering  or  qualifying shares for  sale  with  the
states   and   the  SEC;  expenses  of   issue,   sale,
repurchase,  or  redemption  of  shares;  expenses   of
printing  and distributing reports and prospectuses  to
existing  shareholders; charges of custodians; expenses
for   accounting,  administrative,  audit,  and   legal
services; fees for outside directors; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

YOUR ACCOUNT

Choosing a Class

     The  Fund offers two classes of shares:   Class  A
and  Class I.  Class A shares are designed for "retail"
investors, with a minimum initial investment of  $5,000
($2,000 for retirement accounts). Class I shares are designed for "institutional" investors, with a minimum initial investment of $5 million. Each class has its own cost structure.

             Class A                     Class I

       Front-end sales             No front-end sales
       charges with break          charges.
       points and certain
       exceptions.                 Redemption fee
                                   payable on certain
       Contingent                  redemptions.
       deferred sales charge
       imposed on certain          No current Rule
       redemptions.                12b-1 expenses.

       Current Rule 12b-1
       expenses, 0.35% of
       average net assets.


Class A Shares

     Class A shares are offered and sold on a continual basis at the next offering price ("Offering Price"), which is the sum of the net asset value per share and the sales charge indicated below:

                                       Total Sales Charge

                               As a Percentage  As a Percentage    Portion of
Your Investment                  of Offering        of Your      Offering Price
                                    Price         Investment      Retained by
                                                                    Dealers*

Up to $100,000                      3.50%            3.63%           3.00%
$100,001 - $250,000                 3.00%            3.09%           2.50%
$250,001 - $500,000                 2.00%            2.04%           1.50%
$500,001 - $1,000,000               1.00%            1.01%           0.50%
$1,000,001 - $5,000,000**           None             None            None
_____________

*At the discretion of the Distributor, all sales charges may at times be paid to the securities dealer, if any, involved in the trade. A securities dealer which is paid all or substantially all of the sales charges may be deemed an "underwriter" under the Securities Act of 1933, as amended.

**A  1%  CDSC may be imposed on  redemptions of all  or
part of an investment of $1 million or more in Class  A
shares  redeemed  within 24 months  of  purchase.   The
Distributor may, in its discretion, pay a 1% commission
to  broker-dealers who initiate and are responsible for
such  purchases.  This commission will not be  paid  if
the   purchase   represents  the  reinvestment   of   a
redemption  of Fund shares made during the previous  12
calendar months.

     No  sales charge is imposed on the reinvestment of
dividends  or capital gains or on exchange transactions
(subject  to  certain  restrictions  with  respect   to
frequency). For information on how to reduce the sales charge payable upon the purchase of Fund shares or whether you qualify to purchase shares at net asset value, see "Class A Front-End Sales Charge Waivers and
Reductions." Class A shares are also currently subject to Rule 12b-1 fees in an aggregate amount of 0.35% of the average daily net assets attributable to such shares, although the Plan, which is described in more detail under "Distribution and Shareholder Servicing
Plan," permits the payment of up to 0.50% in such fees.

     Investments in Class A shares above $1 million are
not  assessed an initial sales load.  However, you will
be  charged  a  1%  CDSC on shares redeemed  within  24
months  of  purchase.  For purposes of  the  CDSC,  all
purchases  made during a calendar month are counted  as
having  been made on the last day of that  month.   The
CDSC is based on the lesser of the current market value
or  the actual purchase price of the shares being sold,
and  is  not  imposed on shares acquired by reinvesting
dividends or capital gains.  To avoid the imposition of
the  CDSC, the Fund will first sell any shares held  in
your  account  that are not subject to the  CDSC.   The
imposition   of   the  CDSC  may  be  waived   by   the
Distributor.  See "Class A CDSC Waivers."

Class I Shares

     Class I shares are offered and sold on a continual
basis  at  their  net asset value without  any  initial
sales charge.  However, you may be charged a redemption
fee  of  1%  of  the  value of the shares  redeemed  on
redemptions  made  within 24 months  of  purchase.   In
addition,   as   described   in   more   detail   under
"Distribution and Shareholder Servicing Plan," the Fund has adopted a Rule 12b-1 plan with respect to the Class
I shares which permits the payment of up to 0.50% in Rule 12b-1 fees. For the foreseeable future, however, the Fund has no intention of paying any distribution or servicing fees in connection with the Class I shares.

Class A Front-End Sales Charge Waivers and Reductions

     Waivers for Certain Investors. Class A shares may be offered and sold without front-end sales charges to various individuals and institutions, including:

         certain retirement plans, such as profit-sharing, pension, 401(k), and simplified employee pension plans (SEP's and SIMPLE's), subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established by the Distributor (currently, those criteria require that the employer establishing the plan have 200 or more eligible employees or that the amount invested total at least $1 million within 13 months of the initial investment);

          persons who have taken a distribution from a retirement plan invested in Class A or Class I shares of the Fund, to the extent of the distribution, provided that, the distribution is reinvested within 90 days of the payment date;

          government entities that are prohibited from paying mutual fund sales charges;

         registered securities brokers and dealers who have entered into sales or service agreements with the Distributor and who have achieved certain sales objectives of the Fund, for their investment accounts only, and certain registered personnel and employees of such securities brokers and dealers, and their spouses, children, grandchildren and parents, in accordance with the internal policies and procedures of the employing broker or dealer;

         owners of private accounts managed by Advisor who either purchase Fund shares within one year of the Fund's inception or who within the Advisor's sole discretion, are no longer eligible for separate account management by Advisor and who in either case liquidate their private account and purchase Fund shares with the proceeds within 90 days of the liquidation;

         trust companies investing $1 million or more for common trust or collective investment funds;

         registered investment companies;

         persons who contemporaneously exchange shares in the Portico Money Market Fund for Class A shares, to the extent of the exchange; provided, however, that the sales charge waiver provided by this exception (i) shall only be available for one exchange-related purchase per year and (ii) shall only be available to persons who immediately prior to their investment in the Portico Money Market Fund were shareholders of the Fund;

         "wrap accounts" for the benefit of clients of registered broker-dealers having sales or service agreements with the Distributor; and

         any investor who purchases shares of the Fund with redemption proceeds from a registered investment company other than the Fund and on which the investor was subject to a front-end sales charge or a contingent deferred sales charge; provided that the proceeds are invested in the Fund within 10 days of the redemption.

     Class  A shares are offered at net asset value  to
these  persons  and  institutions  due  to  anticipated
economies  of  scale  in  sales  efforts  and  expense.
Please   contact  your  investment  professional,   the
Distributor, or the Transfer Agent for more information on purchases at net asset value.

     Reducing  Sales Charges.  If you are not  eligible
for  a  waiver, there are two ways that you can combine
multiple  purchases of Class A shares to take advantage
of  the breakpoints in the sales charge schedule.   The
following two methods can be combined in any manner:

         Rights of Accumulation. The Fund offers a Right of Accumulation ("ROA") allowing you to purchase Class A shares at the sales charge applicable to the sum of
       (a) the dollar amount then being purchased, plus (b) the higher of either (i) the current market value (calculated at the applicable Offering Price) or (ii) the actual purchase price of all Fund shares already held by you and your spouse and minor children. To receive an ROA, at the time of purchase, you must give your investment professional, the Distributor, or the Transfer Agent sufficient information to determine whether the purchase will qualify for the reduced sales charge.

          Letter of Intent. You may also immediately qualify for a reduced sales charge on the purchase of Class A shares by completing the Letter of Intent section of the account application ( "LOI"). By completing the LOI, you express an intention to invest during the next 13-month period a specified amount (minimum of at least $100,001) which, if made at one time, would qualify for a reduced sales charge. Any shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only be applied to new purchases. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 13-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 13-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge. Signing a LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor, or the Transfer Agent.

     Reinstatement  Privilege.  If you sell  shares  in
the Fund (regardless of whether such shares are Class A
or Class I), you may invest some or all of the proceeds
in  the Fund's Class A shares once per year within  120
days  without  the  imposition of a sales  charge.   In
order  to rely on this privilege, all accounts involved
must   have   the  same  name  before  and  after   the
reinstatement.   For more information,  please  contact
your investment professional, the Distributor, or the Transfer Agent.

Class A CDSC Waivers

     The CDSC on Class A shares may be waived if:

         the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan;

          the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or

          the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, or (iv) in the form of a loan to a participant in a plan which permits loans.

The CDSC will not be applicable if the selling broker-dealer elects to waive receipt of the commission normally paid at the time of the sale.

 Investing in the Fund

     Before  opening an account and investing  in  Fund
shares,    you    should   contact   your    investment
professional.  Then, you should:

     (1)  Read this Prospectus carefully.

     (2)  Determine how much you would like to  invest.
          The minimum initial investment requirements are:

          (a)  Class A shares:

                   Non-retirement account:            $5,000

                   Retirement account:                $2,000

                   Automatic Investment Plan ("AIP"): $3,000
                   (to maintain the plan, you must
                   invest at least $50 per month)

                   Subsequent investments:            $100 or more

          (b)  Class I shares:

                   All accounts:                     $5 million

                   Subsequent investments:            No minimum

          The  Fund  may change or waive these minimums
          at  any  time; you will be given at least  30
          days' notice of any increase in the minimum dollar amount of purchases.

     (3)  Complete the appropriate parts of the account
          application,    carefully    following    the
          instructions.  If you have questions,  please
          contact your investment professional  or  the
          Fund     at     1-888-__________.     Account
          applications will be accepted by investment professionals who have entered into sales or service agreements with the Distributor, the Distributor, or the Transfer Agent.

     (4)  Make   your  initial  investment,   and   any
          subsequent    investments,   following    the
          instructions set forth below.

Buying Shares

      Opening  an Account.  You may open an account  by
completing an account application and paying  for  your
shares  by  check, exchange, or wire.  All new  account
applications   should  be  given  to  your   investment
professional  or  forwarded to the Distributor  or  the
Transfer  Agent,  whose addresses appear  on  the  back
cover  page  of this Prospectus.  The price  per  share
will  be  the  net  asset value (plus applicable  sales
charge  in  the  case of Class A shares) next  computed
after  the time the application and funds are  received
in  proper order by the Transfer Agent and accepted  by
the Fund.  See "Determination of Net Asset Value."  The
Fund does not consider the U.S. Postal Service or other
independent   delivery  services  to  be  its   agents;
therefore,  deposit in the mail or with such  services,
or receipt at the Transfer Agent's  post office box, of
purchase  applications does not constitute  receipt  by
the   Transfer  Agent  or  the  Fund.   A  confirmation
indicating the details of each purchase transaction will be sent to you promptly.

     By check

          Make out a check for the investment amount, payable to "Kopp Emerging Growth Fund." Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union. Neither cash nor third-party checks will be accepted.

         Purchases through broker-dealers who have no sales agreement with the Distributor may be made, but you may be charged a transaction fee in addition to the sales charge with respect to Class A shares.

         If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result.

         All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase application in whole or in part.

     By exchange

         You may exchange Class A shares for Class I shares at any time if you have authorized this privilege in your application and meet the Class I minimum initial investment requirement. The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable) after receipt of instructions for exchange. Likewise, the price of the shares being purchased will be the net asset value after receipt of instructions for exchange.

         In addition, if you own shares in the Portico
       Money Market Fund, you may exchange such shares for shares of the Fund. This type of exchange will be effected at net asset value; however, with respect to exchanges resulting in the purchase of Class A shares, only one such exchange per year may be effected at net asset value without the imposition of a sales charge, and such sales load free exchanges shall only be available to persons who, immediately before their investment in the Portico Money Market Fund, were shareholders of the Fund. The Portico Money Market Fund is a no-load money market fund managed by an affiliate of Firstar. The Portico Money Market Fund is unrelated to the Corporation or the Fund.

         You may also exchange shares of the Fund for shares of the Portico Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the Portico Money Market Fund, please read the applicable prospectus, which may be obtained by calling 1-888- _______. The value of the shares to be exchanged will be the net asset value (less the redemption fee, if applicable, with respect to Class I shares or the CDSC, if applicable, with respect to Class A shares) after receipt of instructions for exchange. The price of the shares being purchased will be at net asset value.

         The Fund may refuse any exchange request from any account in which two exchanges have occurred in the preceding three month period, or where the exchanged shares are the lesser of $1 million or 1% of the Fund's net assets. The Fund may also refuse any exchange or purchase order if it believes a previous pattern of excessive purchases and redemptions or exchanges has been established by an account. Excessive trading (including market timing) can hurt the Fund's performance. Accounts under common ownership or control will be considered one account for this purpose.

         The Fund reserves the right to modify or terminate the exchange privilege at any time.

          Call the Transfer Agent at 1-888-_______ to request instructions for an exchange.

         An exchange is not a tax-free transaction.

     By wire

          Obtain your account number by reviewing your account statement or by calling your investment professional, the Distributor, or the Transfer Agent.

          Instruct your bank to follow the following instructions when wiring funds:

          Wire to:       Firstar Bank Milwaukee, N.A.
                         ABA Number 075000022

           Credit:        Firstar Trust Company
                          Account 112-952-137

   Further credit:        Kopp Emerging Growth Fund
                          (class of shares being purchased)
                          (shareholder account number)
                          (shareholder name/account registration)

         Please call 1-888-________ prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions.

         The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

     Adding to an Account. You may add to your account by check, exchange, or wire. A confirmation indicating the details of each subsequent purchase transaction will be sent to you promptly.

     By check

          Make out a check for the investment amount, payable to "Kopp Emerging Growth Fund." Neither cash nor third-party checks will be accepted.

         Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying your account number and the name(s) in which the account is registered.

         Deliver the check and your investment slip or note to your investment professional, the Distributor, or the Transfer Agent.

     By exchange

          Call the Transfer Agent at 1-888-________ to request instructions for an exchange.

     By wire

          Follow the wire instructions used to open an account.

     Automatic    Investment   Plan.    The   Automatic
Investment  Plan  ("AIP") is a method of  using  dollar
cost  averaging  which is an investment  strategy  that
involves investing a fixed amount of money at a regular
time  interval.  By always investing the  same  amount,
you  will  be purchasing more shares when the price  is
low  and  fewer shares when the price is  high.   Since
such   a   program   involves   continuous   investment
regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels. A program of regular investment cannot ensure a profit or protect against a loss from declining markets.

     The  AIP  allows  you to make regular,  systematic
investments  in  Class A shares of the Fund  from  your
bank  checking  or  NOW account.  The  minimum  initial
investment  for investors using the AIP is $3,000.   To
establish the AIP, complete the appropriate section  in
the  account  application attached to this  Prospectus.
Under certain circumstances (such as discontinuation of
the  AIP  before  the  minimum  initial  investment  is
reached),  the  Fund reserves the right to  close  your
account.   Prior to closing any account for failure  to
reach the minimum initial investment, the Fund will give you written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. Your account may be closed in periods of declining share prices.

     Under the AIP, you may choose to make investments on certain days of each month (at least seven days apart) in amounts of $50 or more. There is no service fee charged by the Fund for participating in the AIP.
However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with most financial institutions.

     Special  Note on Investing in the Fund.  When  the
Fund's assets total $1 billion, no new accounts,  other
than  certain  qualified  retirement  plans,  will   be
accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your account through new purchases, including purchases through reinvestment of dividends or capital gains distributions.

Redeeming Shares

     To  Redeem  Some or All of Your Shares.   You  may
request  redemption of part or all of your Fund  shares
at any time.  The price per share will be the net asset
value  next computed (less the redemption fee or  CDSC,
if applicable) after the time the redemption request is
received  in  proper  form by the  Transfer  Agent  and
accepted by the Fund.  See "Determination of Net  Asset
Value."   The  Fund does not consider the  U.S.  Postal
Service  or other independent delivery services  to  be
its agents; therefore, deposit in the mail or with such
services,  or  receipt  at the  Transfer  Agent's  post
office  box, of redemption requests does not constitute
receipt  by the Transfer Agent or the Fund.   The  Fund
normally will mail your redemption proceeds within  one
or  two business days and, in any event, no later  than
seven business days after receipt by the Transfer Agent
of  a  redemption request in good order.  However,  the
Fund may hold payment until investments which were made
by  check, telephone, or pursuant to the AIP have  been
collected  (which  may take up  to  12  days  from  the
initial investment date).  What follows is a listing of
the  various options for redemptions.  Redemptions  may
be   made  by  written  request,  telephone,  wire,  or
exchange.

     By written request

         Write a letter of instruction indicating the Fund name, your share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

          Include  all  signatures and any  additional
       documents  that may be required.   See  "Special
       Situations," below.

         Forward the materials to the Transfer Agent.

         A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

     By telephone

         Fill out the "Telephone Redemption" section of your new account application.

          To place your redemption order, you may call
       1-888-________.

         Redemption requests by telephone are available for redemptions of $1,000 to $25,000. Redemption requests for less than $1,000 or more than $25,000 must be in writing.

         Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the Transfer Agent.

         In order to arrange for telephone redemptions after an account has been opened or to change the bank, account, or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians. See "Special Situations."

         The Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

         Once you place a telephone redemption request, it cannot be canceled or modified.

         Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Fund will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording
       telephonic  transactions  and  sending   written
       confirmation of such transactions to investors.

         You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

     By wire

         Fill out the "Telephone Redemption" section of your new account application.

         To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call the Transfer Agent.

         Redemption requests by telephone which are to be transmitted via wire transfer are available for redemptions of $25,000 or less. Redemption requests for more than $25,000 must be in writing.

         Funds will be wired on the next business day.  A
       $12 fee will be deducted from your account.

     By exchange

         See "Buying Shares - By exchange."

     Special  Situations.   If you  are  acting  as  an
attorney-in-fact for another person, or as a trustee or
on  behalf  of  a corporation, additional documentation
may  be  required  in  order to  effect  a  redemption.
Questions regarding such circumstances may be  directed
to  your investment professional, or the Transfer Agent
by  calling  1-888-________.   In  addition,  the  Fund
requires  a  signature  guarantee  for  all  authorized
owners  of  an account:  (i) when you submit a  written
redemption request for more than $25,000, (ii) when you
add  the  telephone redemption option to your  existing
account,  (iii)  if  you  transfer  ownership  of  your
account to another individual or entity, or (iv) if you
request  redemption proceeds to be sent to  an  address
other than the address that appears on your account.  A
signature  guarantee may be obtained from any  eligible
guarantor  institution, as defined by the  SEC.   These
institutions include banks, saving associations, credit unions, brokerage firms, and others. A notary public stamp or seal is not acceptable.

     Redemption  in  Kind.   The  Fund  has   filed   a
Notification  under  Rule 18f-1  under  the  1940  Act,
pursuant to which it has undertaken to pay in cash  all
requests  for redemption by any shareholder of  record,
limited  in  amount  with respect to  each  shareholder
during  any 90-day period to the lesser amount  of  (i)
$250,000,  or  (ii) 1% of the net asset  value  of  the
class  of shares of the Fund being redeemed, valued  at
the  beginning  of  such  election  period.   The  Fund
intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to select from each securities holding a number of shares which will reflect the

Fund's portfolio make-up and the
value  of which will approximate as closely as possible
the  value  of  the Fund shares being redeemed,  or  to
select  from  one  or more securities holdings,  shares
equal  in  value to the total value of the Fund  shares
being  redeemed; any shortfall will be made up in cash.
Investors receiving an in kind distribution are advised
that  they will likely incur a brokerage charge on  the
disposition  of  such securities through  a  securities
dealer.   The values of securities distributed in  kind
will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

     IRAs.    Shareholders  who  have   an   Individual
Retirement  Account  ("IRA") or other  retirement  plan
must  indicate on their redemption requests whether  or
not  to  withhold  federal  income  taxes.   Redemption
requests failing to indicate an election will be subject to withholding.

     Termination  of  Accounts.  Your  account  may  be
terminated  by  the  Fund  if,  at  the  time  of   any
redemption of shares in your account, the value of  the
remaining shares in the account falls below $1,000.   A
check for the proceeds of redemption will be sent to you within seven days of the redemption.

DETERMINATION OF NET ASSET VALUE

     The  net  asset value per share for each class  is
determined  as  of  the  close  of  trading  (generally
4:00  p.m. Eastern Standard Time) on each day  the  New
York  Stock  Exchange ("NYSE") is  open  for  business.
Purchase   orders  received  or  shares  tendered   for
redemption on a day the NYSE is open for trading, prior
to  the close of trading on that day, will be valued as
of  the close of trading on that day.  Applications for
purchase  of  shares  and requests  for  redemption  of
shares received after the close of trading on the  NYSE
will  be valued as of the close of trading on the  next
day  the  NYSE  is open.  The Fund is not  required  to
calculate its net asset value on days during which  the
Fund  receives  no  orders to purchase  shares  and  no
shares  are  tendered for redemption.  Net asset  value
per  share  for  each class of shares is calculated  by
taking  the  fair value of the total assets per  class,
including  interest or dividends accrued, but  not  yet
collected,  less all liabilities, and dividing  by  the
total number of shares outstanding in that class.   The
result, rounded to the nearest cent, is the net asset value per share.

     In  determining  net  asset  value,  expenses  are
accrued  and  applied  daily and securities  and  other
assets  for  which market quotations are available  are
valued  at fair value.  Common stocks and other equity-
type  securities are valued at the last sales price  on
the  national  securities exchange or NASDAQ  on  which
such   securities   are  primarily   traded;   however,
securities traded on a national securities exchange  or
NASDAQ for which there were no transactions on a  given
day, and securities not listed on a national securities
exchange  or NASDAQ, are valued at the average  of  the
most  recent  bid and asked prices.  Any securities  or
other  assets  for  which  market  quotations  are  not
readily   available  are  valued  at  fair   value   as
determined  in good faith by the Board of Directors  of
the   Corporation  or  its  delegate.   The  Board   of
Directors  may approve the use of pricing  services  to
assist  the  Fund  in the determination  of  net  asset
value.   All money market instruments held by the  Fund
will be valued on an amortized cost basis.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Fund has adopted a plan pursuant to Rule 12b-1
under the 1940 Act ( "Plan") with respect to each class
of  shares  pursuant to which certain distribution  and
shareholder   servicing  fees  may  be  paid   to   the
Distributor.  Under the terms of the Plan,  each  class
of shares may be required to pay the Distributor (i)  a
distribution fee for the promotion and distribution  of
shares  of up to 0.25% of the average daily net  assets
of  the Fund attributable to each class (computed on an
annual basis) and (ii) a shareholder servicing fee  for
personal  service  provided to shareholders  of  up  to
0.25%  of  the  average daily net assets  of  the  Fund
attributable  to  each  class (computed  on  an  annual
basis).  Payments under the Plan with respect to  Class
A   shares  are  currently  limited  to  0.35%,   which
represents  a  0.10%  distribution  fee  and  a   0.25%
shareholder  servicing fee; the Fund currently  has  no
intention  of paying any Rule 12b-1 fees in  connection
with the Class I shares.  The Distributor is authorized
to,  in turn, pay all or a portion of these fees to any
registered securities dealer, financial institution, or
other  person  ("Recipient") who renders assistance  in
distributing or promoting the sale of Fund  shares,  or
who  provides  certain  shareholder  services  to  Fund
shareholders,  pursuant to a written  agreement  ("Rule
12b-1  Related Agreement").  To the extent such fee  is
not  paid to such
persons, the Distributor may use  the
fee  for  its  own  distribution expenses  incurred  in
connection with the sale of Fund shares, or for any  of
its  shareholder servicing expenses.   The  Plan  is  a
"reimbursement" plan, which means that the fees paid by
the  Fund under the Plan are intended to reimburse  the
Distributor  for services rendered and commission  fees
borne  up  to  the  maximum allowable distribution  and
shareholder servicing fees.  If the Distributor is  due
more  monies  for its services rendered and  commission
fees borne than are immediately payable because of  the
expense limitation under the Plan, the unpaid amount is
carried forward from period to period while the Plan is
in  effect  until  such time as it  may  be  paid.   No
interest, carrying or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.

     Payment of the distribution and servicing fees is to be made quarterly, within 30 days after the close of the quarter for which the fee is payable, after the Distributor forwards to the Board of Directors of the Corporation a written report of all amounts expensed pursuant to the Plan; provided, however, that the aggregate payments by the Fund with respect to the Class A shares under the Plan to the Distributor and all Recipients may not exceed 0.35% (on an annualized basis) of the Fund's average net assets attributable to such class of shares for that quarter.

     From time to time, the Distributor may engage in activities which jointly promote the sale of shares of one or both classes, the costs of which may not be readily identifiable as related to any one class.
Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

     The  Plan,  including a form of the 12b-1  Related
Agreement, has been unanimously approved by  the  Board
of  Directors of the Corporation, including all of  the
members  of the Board who are not "interested  persons"
of  the Corporation as defined in the 1940 Act and  who
have  no direct or indirect financial interest  in  the
operation   of  the  Plan  or  any  related  agreements
("Disinterested Directors") voting separately.

     The  Plan,  and  any Rule 12b-1 Related  Agreement
which  is entered into, will continue in effect  for  a
period  of  more  than one year only  so  long  as  its
continuance is specifically approved at least  annually
by  a vote of a majority of the Corporation's Board  of
Directors, and of the Disinterested Directors, cast  in
person at a meeting called for the purpose of voting on
the  Plan,  or  the  Rule 12b-1 Related  Agreement,  as
applicable.  In addition, the Plan, and any Rule  12b-1
Related  Agreement, may be terminated with  respect  to
either or both classes at any time, without penalty, by
vote of a majority of the outstanding voting securities
of  the  applicable class, or by vote of a majority  of
Disinterested  Directors (on not more than  sixty  (60)
days'  written  notice in the case of  the  Rule  12b-1
Related Agreement only).

TAX-SHELTERED RETIREMENT PLANS

     The Fund offers through Firstar, in its capacity as Custodian, certain qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Contributions to these plans are tax-deductible as provided by law and earnings are tax-deferred until distributed.

Individual Retirement Accounts

     Individuals   under  age  70   1/2   who   receive
compensation or earned income, even if they are  active
participants in a qualified retirement plan (or certain
similar retirement plans), may contribute money  to  an
IRA.   For taxable years beginning after 1996,  in  the
case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation or earned income. The Fund offers a prototype IRA plan which may be adopted by individuals to establish a new IRA or to rollover funds from an existing IRA.

     Earnings on amounts held in an IRA are not taxed until withdrawn. However, the amount of the deduction, if any, allowed for IRA contributions is limited for an individual who is, or whose spouse is, an active participant in an employer-sponsored retirement plan and whose income exceeds specific limits.

Simplified Employee Pension Plan

     The Fund also offers a simplified employee pension
("SEP") plan for employers, including self-employed individuals who wish to purchase Fund shares with tax-deductible contributions. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

Savings  Incentive  Match Plan for Employees  of  Small
Employers

     The Savings Incentive Match Plan for Employees  of
Small   Employers   ("SIMPLE  Plan")   is   a   written
arrangement established under Section 408(p) of the Code which provides a simplified tax-favored retirement plan for small employers. In a SIMPLE Plan, each employee may choose whether to have the employer make payments as contributions under the plan or to receive these payments directly as cash. A small employer that chooses to establish a SIMPLE Plan must make either matching contributions or non-elective contributions.
All contributions made under a SIMPLE Plan are made to SIMPLE IRAs. A SIMPLE IRA is an IRA to which the only contributions that can be made are contributions under a SIMPLE Plan.

     A complete description of the above plans, as well as a description of the applicable service fees, may be obtained by calling 1-888-________ or writing to the Fund at Kopp Funds, Inc., c/o Firstar Trust Company,
P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Please note that early withdrawals from a retirement plan may result in adverse tax consequences.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX
TREATMENT

     The  Fund  intends to qualify for treatment  as  a
"Regulated  Investment Company" under Subchapter  M  of
the  Code and, if so qualified, will not be liable  for
federal  income  taxes  to  the  extent  earnings   are
distributed   to  shareholders  on  a   timely   basis.
However, for federal income tax purposes, all dividends
and  distributions  of net realized short-term  capital
gains you receive from the Fund are taxable as ordinary
income,  whether  reinvested in  additional  shares  or
received  in cash, unless you are exempt from  taxation
or  entitled to a tax deferral.  Distributions  of  net
realized  long-term capital gains you receive from  the
Fund,  whether  reinvested  in  additional  shares   or
received  in cash, are taxable as a capital gain.   The
capital gain holding period is determined by the length
of  time  the  Fund has held the security and  not  the
length  of time you have held shares in the Fund.   You
will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends  and  capital gains,  if  any,  will  be
distributed  at  least annually  in  December.   Please
note,  however,  that  the objective  of  the  Fund  is
capital    appreciation,   not   the   production    of
distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

     When  a  dividend or capital gain is  distributed,
the  Fund's net asset value decreases by the amount  of
the  payment.  If you purchase shares shortly before  a
distribution,  you will be subject to income  taxes  on
the   distribution,  even  though  the  value  of  your
investment  (plus  cash received, if any)  remains  the
same.   All  dividends and capital gains  distributions
will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to the Fund at Kopp Funds, Inc., c/o Firstar Trust
Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Such notice must be received at least 10 days prior to the record date of any dividend or capital gain distribution.

     If  you  do not furnish the Fund with your correct
social   security  number  or  taxpayer  identification
number, the Fund is required by current federal law to withhold federal income tax from your distributions
(including applicable Fund share reinvestments) and redemption proceeds at a rate of 31%.

     This   section  is  not  intended  to  be  a  full
discussion of federal income tax laws and the effect of
such  laws on you.  There may be other federal,  state,
or  local tax considerations applicable to a particular
investor.   You  are  urged to  consult  your  own  tax
advisor.

FUND PERFORMANCE

     Each class of shares may from time to time compare
its  investment results to various passive  indices  or
other mutual funds and cite such comparisons in reports
to  shareholders, sales literature and  advertisements.
The   results  may  be  calculated  on  several  bases,
including average annual total return, total return and cumulative total return.

     Average  annual  total  return  and  total  return
figures   measure   both  the  net  investment   income
generated  by,  and  the effect  of  any  realized  and
unrealized   appreciation  or  depreciation   of,   the
underlying  investments in a class  of  shares  over  a
specified period of time, assuming the reinvestment  of
all  dividends and distributions.  Average annual total
return  figures are annualized and therefore  represent
the average annual percentage change over the specified
period.   Total  return figures are not annualized  and
represent  the  aggregate percentage  or  dollar  value
change over the period.  Cumulative total return simply
reflects  the  applicable  class'  performance  over  a
stated  period  of time.  All performance  figures  for
Class  A  shares  reflect the deduction  of  the  3.50%
maximum  initial  sales charge or the  1%  CDSC.   All
performance figures for Class I shares reflect the deduction of the 1% redemption fee.

ADDITIONAL INFORMATION

DIRECTORS

     LeRoy C. Kopp
     _____________
     _____________

OFFICERS

     LeRoy C. Kopp, Chief Executive Officer and President
     Donald B. Cornelius, Chief Financial Officer and Treasurer
     Kathleen S. Tillotson, Secretary

INVESTMENT ADVISOR

     Kopp Investment Advisors, Inc.
     7701 France Avenue South, Suite 500
     Edina, Minnesota  55435

CUSTODIAN, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND-
DISBURSING AGENT

     Firstar Trust Company

     For  overnight  deliveries, use:      For  regular mail deliveries, use:
     Kopp Funds, Inc.                      Kopp Funds, Inc.
     c/o  Firstar  Trust Company           c/o Firstar Trust Company
     Mutual Fund Services                  P.O. Box 701
     Third   Floor                         Milwaukee, Wisconsin
     53201-0701
     615 E. Michigan Street
     Milwaukee, WI  53202

DISTRIBUTOR

     Centennial Lakes Capital, Inc.
     7701 France Avenue South, Suite 500
     Edina, Minnesota  55435

INDEPENDENT ACCOUNTANTS




LEGAL COUNSEL

     Godfrey & Kahn, S.C.
     780 North Water Street
     Milwaukee, Wisconsin  53202